EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) of AvantGo, Inc. of our report dated January 16, 2002, with respect to the consolidated financial statements of AvantGo, Inc., included in its Annual
Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission.


                                                       ERNST & YOUNG LLP


Walnut Creek, California
March 27, 2002